UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 4, 2022

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act     (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into Material Definitive Agreements.

Amendment to Agreement and Plan of Merger

On January 4, 2022, Dawson Geophysical Company (“Dawson,” or the “Company”) entered into Amendment No. 2 (the “Amendment”) to the Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Wilks Brothers, LLC, a Texas limited liability company (“Wilks”), and WB Acquisitions Inc., a Delaware corporation and a subsidiary of Wilks (“Merger Sub”). The Amendment amends and restates the second sentence of Section 2.01(c) in its entirety as follows:

“If, immediately prior to the expiration of the initial 20 Business Day period that the Offer is open, the number of Shares tendered in the Offer, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents at least 65% but less than 80% of the Shares then outstanding, then Merger Sub shall extend the Offer for one 10 Business Day extension, one successive 14 Business Day extension and one successive four Business Day extension in an effort to reach the 80% Minimum Condition.”

All other terms of the Merger Agreement, which was previously filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K on October 25, 2021, remain unchanged. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report and is incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements, including statements regarding the expected consummation of the acquisition, which involve a number of risks and uncertainties, including the satisfaction of closing conditions for the acquisition (such as the tender of at least 80% of the outstanding shares of capital stock of the Company in order to close the tender offer, and approval of at least 80% of the outstanding shares of the capital stock of the Company in order to consummate the second step merger); the possibility that the transaction will not be completed; the impact of general economic, industry, market or political conditions; dependence upon energy industry spending; changes in exploration and production spending by our customers and changes in the level of oil and natural gas exploration and development; the results of operations and financial condition of our customers, particularly during extended periods of low prices for crude oil and natural gas; the volatility of oil and natural gas prices; changes in economic conditions; the severity and duration of the COVID-19 pandemic, related economic repercussions and the resulting negative impact on demand for oil and gas; surpluses in the supply of oil and the ability of OPEC+ to agree on and comply with supply limitations; the duration and magnitude of the unprecedented disruption in the oil and gas industry currently resulting from the impact of the foregoing factors, which is negatively impacting our business; the potential for contract delays; reductions or cancellations of service contracts; limited number of customers; credit risk related to our customers; reduced utilization; high fixed costs of operations and high capital requirements; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees and remote work arrangements; industry competition; external factors affecting the Company’s crews such as weather interruptions and inability to obtain land access rights of way; whether the Company enters into turnkey or day rate contracts; crew productivity; the availability of capital resources; and disruptions in the global economy; and the other risks and uncertainties identified in Dawson’s public filings, including Dawson’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as the tender offer documents filed with the SEC by Wilks on November 1, 2021, and the Solicitation/Recommendation statement on Schedule 14D-9 filed by Dawson on November 1, 2021. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions (or the negative of such terms) are intended to identify forward-looking statements. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results and the timing of events may differ materially from the results and/or timing discussed in the forward-looking statements, and readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date of this communication, and Dawson undertakes no obligation to update any forward-looking statement except as required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Dawson or any other securities. On November 1, 2021, Wilks filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC. On the same date, Dawson filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. The offer to purchase shares of Dawson common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The tender offer statement has been filed with the SEC by Wilks and the solicitation/recommendation statement has been filed with the SEC by Dawson. Investors and security holders may obtain a free copy of these statements, any amendments thereto, the merger agreement and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, the Company files annual, quarterly and current reports and other information with the SEC.  You may read and copy any reports or other information filed by the Company at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  The Company’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION
2.1	—	Amendment No. 2 to Agreement and Plan of Merger, dated December January 4, 2022, by and between the Company, Wilks, LLC and WB Acquisitions Inc.
104	—	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: January 5, 2022	By:	/s/ Stephen C. Jumper
Stephen C. Jumper
Chairman of the Board of Directors,
President and Chief Executive Officer